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                                                        EXHIBIT 23.1


INDEPENDENT AUDITORS CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-37873, 333-17263, 33-57364, 333-4522 and 33-70852 and Post-Effective
Amendment No. 1 to Registration Statement No. 33-78822 of Compuware Corporation on Forms S-8 of our reports dated May 4, 1998, appearing in this Annual Report on Form 10-K of Compuware Corporation for the year ended
March 31, 1998.



DELOITTE AND TOUCHE LLP
June 25, 1998
Detroit, Michigan